As filed with the Securities and Exchange Commission on August 2, 2021

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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F/m FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of principal executive offices)

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Proxy Statement

August 6, 2021

Important Voting Information Inside

F/m Funds Trust

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund

Series of F/m Funds Trust

Your vote is important.

Please vote immediately!

You can vote through the Internet, by telephone, or by mail.

Details on voting can be found on the enclosed proxy card.

F/m Funds Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS OF

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President		4

Notice of Special Meeting of Shareholders		7

Important Information to Help You Understand the Proposals		9

Proxy Statement		12

Proposal 1:	To approve, with respect to each of Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund (collectively, the “Funds”), a proposed new investment advisory agreement with Oakhurst Capital Management, LLC;

Proposal 2:	To approve, with respect to each of the Funds, a proposed new sub-advisory agreement among the Trust, Oakhurst Capital Management, LLC and F/m Investments, LLC, doing business as Oakhurst Capital Advisors; and

Proposal 3:	To transact any other business, not currently contemplated, that may properly come before this special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

Outstanding Shares and Voting Requirements		36

Additional Information about the Operation of the Funds		36

Other Matters		38

Exhibit A-1: Proposed New Investment Advisory Agreement – Fixed Income Fund		40

Exhibit A-2: Proposed New Investment Advisory Agreement – Short Duration Bond Fund		45
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Exhibit A-3: Proposed New Investment Advisory Agreement – Short Duration High Yield Credit Fund	50

Exhibit B-1: Proposed New Sub-Advisory Agreement – Fixed Income Fund	55

Exhibit B-2: Proposed New Sub-Advisory Agreement – Short Duration Bond Fund	66

Exhibit B-3: Proposed New Sub-Advisory Agreement – Short Duration High Yield Credit Fund	77

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F/M FUNDS TRUST

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund

Series of F/m Funds Trust

August 6, 2021

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the F/m Funds Trust (the “Trust”), to be held at 10:00 a.m., Eastern Time, on Tuesday, September 14, 2021 at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to vote on the proposals described below. Formal notice of the Meeting appears after this letter, followed by Questions & Answers concerning the proposals and the Proxy Statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience by telephone or through the Internet or by completing and returning the enclosed proxy card in the envelope provided.

Since December 29, 2020, Oakhurst Capital Management, LLC (“OCM”) has served as the investment adviser and F/m Investments, LLC, d/b/a Oakhurst Capital Advisors, (“FMI”) has served as the sub-adviser to the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund and the Oakhurst Short Duration High Yield Credit Fund (individually, a “Fund,” and collectively, the “Funds”), each a series of the Trust. OCM is jointly owned by Lido Advisors, LLC (“Lido”) and F/m Acceleration, LLC (which is also the parent company of FMI). On May 24, 2021, Lido announced that it would be entering into a strategic partnership with Charlesbank Capital Partners (“Charlesbank”), a middle-market private investment firm, whereby the Charlesbank Equity Fund X, LP would provide capital financing to Lido (the “Transaction”). The Transaction, which closed on June 15, 2021, resulted in a change in “control” of Lido (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and the automatic termination of the current investment advisory agreements between OCM and the Trust, on behalf of each Fund (the “Current Advisory Agreements”), and the current sub-advisory agreements among FMI, OCM and the Trust, on behalf of each Fund (the “Current Sub-Advisory Agreements”). On June 10, 2021, the Board of Trustees of the Trust approved interim investment advisory agreements between OCM and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”), and interim sub-advisory agreements among OCM, FMI and the Trust, on behalf of each Fund (the “Interim Sub-Advisory Agreements”). The Interim Advisory Agreements and the Interim Sub-Advisory Agreements, having the same material terms and fee arrangements as the Current Advisory Agreements and the Current Sub-Advisory Agreements, respectively, became effective upon the closing of the Transaction on June 15, 2021.

On August 2, 2021, the Board of Trustees approved new investment advisory agreements between OCM and the Trust, on behalf of the Funds (the “New Advisory Agreements”), and new sub-advisory agreements among OCM, FMI and the Trust, on behalf of each Fund (the “New Sub-Advisory Agreements”). Each of the New Advisory Agreements and New Sub-Advisory Agreements is subject to shareholder approval at the Meeting. If shareholders of each Fund

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approve the New Advisory Agreement and the New Sub-Advisory Agreement for their respective Fund, those agreements will become effective promptly after the Meeting. The terms and fee arrangements under the New Advisory Agreements and the New Sub-Advisory Agreements are materially the same as those under the Current Advisory Agreements and the Current Sub-Advisory Agreements, respectively.

The persons responsible for the portfolio management of the Funds prior to the Transaction, Barry P. Julien and Ashish Shah, continue to manage the Funds in accordance with the Funds’ current investment objectives and principal investment strategies. OCM has agreed to maintain under the Interim Advisory Agreements the expense limits in place for the Funds under the Current Advisory Agreements until the earlier of the following to occur: (i) the effective date of the New Advisory Agreements, assuming their approval by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (ii) the 151st calendar day following the effective date of the Interim Advisory Agreements. In addition, assuming the Funds’ shareholders approve the New Advisory Agreements and the New Sub-Advisory Agreements at the Meeting, OCM has agreed to maintain the expense limits in place for the Funds under the Current Advisory Agreements for a period of two years following the effective date of the New Advisory Agreements.

At the Meeting, shareholders will be asked to approve a New Advisory Agreement for each of the Funds. Under the 1940 Act, the Trust must obtain from shareholders of each Fund approval of the applicable New Advisory Agreement, so shareholders of each Fund will vote separately for their Fund rather than for all Funds together. Approval of the New Advisory Agreement for each Fund will not change the contractual advisory fee rate currently in place for the Funds nor will it change the portfolio managers or the investment strategies and processes that are currently being used to manage the Funds.

Shareholders also will be asked at the Meeting to approve a New Sub-Advisory Agreement for each of the Funds among the Trust, OCM and FMI. Under the 1940 Act, the Trust must obtain from shareholders of each Fund approval of the applicable New Sub-Advisory Agreement. Approval of the New Sub-Advisory Agreement for each Fund will not change the contractual advisory fee rate currently in place for the Funds, as the sub-advisory fee will be paid by OCM to FMI from the advisory fee. For each Fund, shareholder approval of the New Advisory Agreement and the New Sub-Advisory Agreement is contingent on shareholder approval of the other Agreement.

The Trust’s Board of Trustees has approved each Proposal and recommends that shareholders vote “FOR” each Proposal.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than September 13, 2021.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

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TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the Proxy Statement and have the enclosed proxy card at hand	1) Read the Proxy Statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card and follow the step-by-step instructions	2) Go to the website that appears on the enclosed proxy card and follow the step-by-step instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whatever method you choose, please read the enclosed Proxy Statement carefully before voting.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call please call Okapi Partners, our proxy solicitor, toll-free at 844-343-2643, Monday through Friday between 9:00 a.m. and 9:00 p.m. Eastern Time.

Sincerely,

Alexander Morris

Alexander Morris

President, F/m Funds Trust

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F/M FUNDS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at 10:00 a.m., Eastern Time, on Tuesday, September 14, 2021. The Proxy Statement is available at www.okapivote.com/Oakhurst or by calling the Funds at 1-800-292-6775.

To the Shareholders of the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund and the Oakhurst Short Duration High Yield Credit Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund and the Oakhurst Short Duration High Yield Credit Fund (each a “Fund” and collectively the “Funds”) will be held at 10:00 a.m., Eastern Time, on Tuesday, September 14, 2021 at the offices of the F/m Funds Trust’s (the “Trust”) transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the Meeting is to consider and vote on the following matters:

Proposal 1: To approve, with respect to each of the Funds, a proposed new investment advisory agreement between the Trust and Oakhurst Capital Management, LLC;

Proposal 2: To approve, with respect to each of the Funds, a proposed new sub-advisory agreement among the Trust, Oakhurst Capital Management, LLC and F/m Investments, LLC, doing business as Oakhurst Capital Advisors; and

Proposal 3: To transact any other business, not currently contemplated, that may properly come before this special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

For each Fund, shareholder approval of each of Proposal 1 and Proposal 2 is contingent on shareholder approval of the other Proposal. If shareholders of one or two Funds approve the Proposals but shareholders of the other Funds do not, the agreements will take effect for each Fund that has approved them. The Trustees will then consider other appropriate action in accordance with the 1940 Act for a Fund that has not approved the agreements, including re-soliciting votes, or merging or liquidating such a Fund.

Shareholders of record as of the close of business on July 22, 2021 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Funds are included herein.

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Your vote is important to us. Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

Linda J. Hoard

Secretary

F/m Funds Trust

August 6, 2021

IMPORTANT

Please vote by telephone or through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: A special meeting of shareholders of the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund and the Oakhurst Short Duration High Yield Credit Fund (each a “Fund” and collectively the “Funds”) is scheduled to be held at 10:00 a.m., Eastern Time, on Tuesday, September 14, 2021 (the “Meeting”). According to our records, you were a shareholder of record as of the Record Date for the Meeting.

Q: Why am I being asked to vote on a proposed new investment advisory agreement?

A: Shareholders of each Fund are being asked to approve new investment advisory agreements with Oakhurst Capital Management, LLC (“OCM”), which became the investment adviser to the Funds on December 29, 2020, under investment advisory agreements between the Trust, on behalf of each Fund, and OCM. OCM is jointly owned by Lido Advisors, LLC (“Lido”) and F/m Acceleration, LLC. On May 24, 2021, Lido announced that it would be entering into a strategic partnership with Charlesbank Capital Partners (“Charlesbank”), a middle-market private investment firm, whereby the Charlesbank Equity Fund X, LP would provide capital financing to Lido (the “Transaction”). The Transaction, which closed on June 15, 2021, resulted in a change in “control” of Lido (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and the automatic termination of the current investment advisory agreements between OCM and the Trust, on behalf of each Fund. The Board of Trustees of the Trust approved interim investment advisory agreements between OCM and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”), having the same material terms and fee arrangements as the Current Advisory Agreements, and which became effective upon the closing of the Transaction on June 15, 2021. In order to ensure continuity of portfolio management of the Funds following the expiration of the Interim Advisory Agreements, shareholders of each Fund are being asked to approve new investment advisory agreements (the “New Advisory Agreements”) between the Trust, on behalf of the Funds, and OCM. As a shareholder of one or more of the Funds, you are entitled to vote on the New Advisory Agreement for each Fund in which you owned shares as of the Record Date. For each Fund, shareholder approval of the New Advisory Agreement with OCM is contingent on shareholder approval of the New Sub-Advisory Agreement with FMI.

Q: How do the proposed New Advisory Agreements differ from the current Investment Advisory Agreements?

A: The terms and conditions of the New Advisory Agreements are substantially identical to those of the investment advisory agreements between the Trust and OCM previously in effect (the “Current Advisory Agreements”) and the interim advisory agreements between the Trust and OCM currently in effect (the “Interim Advisory Agreements”), and differ only with respect to the

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change in the effective date and the termination date. Other than the change in control of OCM, there are no other changes believed to be material by the Trust’s management.

Q: When would the New Advisory Agreements take effect?

A: If approved by shareholders of each Fund, the New Advisory Agreements will become effective on or promptly after the date of the Meeting, including any adjournments or postponements thereof.

Q: Why am I being asked to vote on proposed new investment sub-advisory agreements?

A: Shareholders of each Fund are being asked to approve a new investment sub-advisory agreement among the Trust, OCM, and F/m Investments, LLC, d/b/a Oakhurst Capital Advisors, (“FMI”). The Transaction (as described above) resulted in a change in “control” of Lido and the automatic termination of the current sub-advisory agreements among FMI, OCM and the Trust, on behalf of each Fund (the “Current Sub-Advisory Agreements”). The Board of Trustees of the Trust approved interim sub-advisory agreements between OCM, FMI and the Trust, on behalf of each Fund (the “Interim Sub-Advisory Agreements”), having the same material terms and fee arrangements as the Current Sub-Advisory Agreements, and which became effective upon the closing of the Transaction on June 15, 2021. To ensure continuity of portfolio management of the Funds following the expiration of the Interim Sub-Advisory Agreements, shareholders of each Fund are being asked to approve new sub-advisory agreements (the “New Sub-Advisory Agreements”) among FMI, OCM and the Trust, on behalf of each Fund. As a shareholder of one or more of the Funds, you are entitled to vote on the New Sub-Advisory Agreement for each Fund in which you owned shares as of the Record Date. For each Fund, shareholder approval of the New Sub-Advisory Agreement with FMI is contingent on shareholder approval of the New Advisory Agreement with OCM.

Q: How do the proposed New Sub-Advisory Agreements differ from the Current Sub-Advisory Agreements?

A: The terms and conditions of the New Sub-Advisory Agreements are substantially identical to those of the Current Sub-Advisory Agreements and the Interim Sub-Advisory Agreements, and differ only with respect to the change in the effective date and the termination date. Other than the change in control of OCM, there are no other changes believed to be material by the Trust’s management.

Q: How does the Transaction affect the fees and expenses of the Funds?

A: The advisory fees to be charged to the Funds under the New Advisory Agreements are identical to the advisory fees currently charged to the Funds. Moreover, OCM has agreed to maintain under the Interim Advisory Agreements the expense limits in place for the Funds under the Current Advisory Agreements until the earlier of the following to occur: (i) the effective date of the New Advisory Agreements, assuming their approval by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (ii) the 151st calendar day following the effective date of the Interim Advisory Agreements. In addition, assuming the Funds’ shareholders approve the New Advisory Agreements and New Sub-Advisory Agreements at the Shareholder Meeting,

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OCM has agreed to maintain the expense limits in place for the Funds under the Current Advisory Agreements for a period of two years following the effective date of the New Advisory Agreements. Therefore, the operating expenses of the Funds, before and after the expense limits, are expected to be identical under the New Advisory Agreements and the Current Advisory Agreements.

Q: How will the Transaction affect the daily portfolio management of the Funds?

A: The Transaction does not materially affect the operation of the Funds. The persons who were responsible for the portfolio management of the Funds prior to the Transaction, Barry P. Julien and Ashish Shah, are expected to continue to manage the Funds under the New Advisory Agreements and New Sub-Advisory Agreements in accordance with the Funds’ current investment objectives and principal investment strategies.

Q: How does the Board of Trustees recommend that I vote?

A: After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR each proposal. The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.

Q: What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than September 13, 2021, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor, if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: Will the Funds be required to pay for this proxy solicitation?

A: No, the cost of this proxy solicitation and all other costs incurred by the Funds in connection with this Meeting will be paid by OCM or its affiliates.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call Okapi Partners, our proxy solicitor, toll-free at 844-343-2643, Monday through Friday between 9:00 a.m. and 9:00 p.m. Eastern Time.

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F/M FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS OF

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund

To Be Held on September 14, 2021

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of F/m Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of three series of the Trust, the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund and the Oakhurst Short Duration High Yield Credit Fund (each a “Fund” and collectively the “Funds”), to be held at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 at 10:00 a.m. Eastern Time on Tuesday, September 14, 2021 or at any adjournment thereof.

At the Meeting shareholders of the Funds will be asked:

Proposal 1:	To approve, with respect to each of Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund, a proposed new investment advisory agreement (“New Advisory Agreement”) between the Trust and Oakhurst Capital Management, LLC (applies to shareholders of the respective Fund(s) voting separately).
Proposal 2:

To approve, with respect to each of Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund, a proposed new sub-advisory agreement (“New Sub-Advisory Agreement”) among the Trust, Oakhurst Capital Management, LLC and F/m Investments, LLC, doing business as Oakhurst Capital Advisors (applies to shareholders of the respective Fund(s) voting separately).

Proposal 3:	To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

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For each Fund, shareholder approval of each of Proposal 1 and Proposal 2is contingent on shareholder approval of the other Proposal.

A proxy card, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy card that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use at the Meeting by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy card bearing a later date, or by attending and voting at the Meeting in person. This Proxy Statement and proxy card are expected to be first mailed to shareholders on or about August 13, 2021.

Oakhurst Capital Management, LLC (“OCM”) or its affiliates will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Funds in connection with the Meeting.

The Trust has retained Okapi Partners LLC (“Okapi”) to solicit proxies for the Meeting. Okapi is also responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $11,160.00 and such cost will be paid by OCM or its affiliates.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Funds without cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that broker-dealer firms, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, OCM or its affiliates will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1: To approve, with respect to each Fund, a proposed new Investment Advisory Agreement with OAKHURST CAPITAL MANAGEMENT, LLC.

OCM, the investment adviser to the Funds since December 29, 2020, is jointly owned by Lido Advisors, LLC (“Lido”) and F/m Acceleration, LLC. On May 24, 2021, Lido announced that it would be entering into a strategic partnership with Charlesbank Capital Partners (“Charlesbank”), a middle-market private investment firm, whereby the Charlesbank Equity Fund X, LP would provide capital financing to Lido (the “Transaction”). The Transaction, which closed on June 15, 2021, resulted in a change in “control” of Lido (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and the automatic termination of the current investment advisory agreements between OCM and the Trust, on behalf of each Fund (the “Current Advisory Agreements”). The Board of Trustees of the Trust approved interim investment advisory agreements between OCM and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”). The Interim Advisory Agreements have the same material terms and fee arrangements as the Current Advisory Agreements, and became effective upon the closing of the Transaction on June 15, 2021.

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The persons who were responsible for the portfolio management of the Funds prior to the Transaction, Barry P. Julien and Ashish Shah, continue to manage the Funds in accordance with the Funds’ current investment objectives and principal investment strategies. In connection with the Transaction, the Board of Trustees of the Trust approved new investment advisory agreements between the Trust, on behalf of the Funds, and OCM (the “New Advisory Agreements”). The 1940 Act requires that the Funds obtain shareholder approval of each Fund’s New Advisory Agreement. Approval of the New Advisory Agreements will not change the advisory fees the Funds pay or the investment strategies and processes that are currently being used to manage the Funds. For each Fund, shareholder approval of the New Advisory Agreement with OCM (Proposal 1) is contingent on shareholder approval of the New Sub-Advisory Agreement with FMI (Proposal 2).

The New Advisory Agreements

The Board of Trustees, including a majority of the Independent Trustees, at an in-person meeting held on August 2, 2021, approved the New Advisory Agreements pursuant to which OCM will provide investment management services to the Funds following shareholder approval thereof. The terms and conditions of the New Advisory Agreements are substantially identical in all material respects to those of the Current Advisory Agreements and the Interim Advisory Agreements and differ only with respect to the new effective date and the termination date, which the Trust’s management deems to be immaterial.

Under the New Advisory Agreements, OCM will, subject to the supervision and control of the Board of Trustees, be responsible for overseeing the activities of FMI, who serves as the sub-adviser, in managing the investment and reinvestment of the Funds’ portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Funds, and establishing, maintaining and trading in brokerage accounts for and in the name of the Funds, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of each Fund. The Funds’ investment adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Funds, as well as all sub-advisory fees payable to FMI. The Funds will continue to pay all of the expenses relating to their operations, including brokerage fees and commissions, taxes, interest charges, acquired fund fees and expenses, the fees of the investment adviser and the fees and expenses of the Funds’ administrator, transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the SEC and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses.

Fees paid to OCM under the New Advisory Agreements will be calculated at the same rate as the fees paid to OCM under the Current Advisory Agreements and the Interim Advisory Agreements. Under the respective New Advisory Agreement, the advisory fee to be paid by the Oakhurst Fixed Income Fund will be equal to 0.50% of the Fund’s average daily net assets; the advisory fee paid to be paid by the Oakhurst Short Duration Bond Fund will be equal to 0.35% of the Fund’s average daily net assets; and the advisory fee to be paid by the Oakhurst Short Duration High Yield Credit Fund will be equal to 0.75% of the Fund’s average daily net assets. In addition, OCM will enter into new Expense Limitation Agreements that will limit each Fund’s Total Annual Operating

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Expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) for two years following the effective date of the New Advisory Agreements to the same limits as the current expense limitation agreements with OCM. Under the new Expense Limitation Agreements, the expense limit for each of the Oakhurst Fixed Income Fund and the Oakhurst Short Duration Bond Fund will be equal to 0.60% of the Fund’s average daily net assets allocable to its Institutional Shares; and the expense limit for the Oakhurst Short Duration High Yield Credit Fund will be equal to 0.95% of the Fund’s average daily net assets allocable to its Institutional Shares.

Under the New Advisory Agreements, OCM may employ one or more registered investment advisers to serve as sub-advisers to the Fund(s). OCM will continue to employ FMI as investment sub-adviser to the Funds. OCM will monitor and supervise the activities of the sub-adviser(s) and may terminate the services of a sub-adviser at any time, subject to the notice provisions set forth in the applicable sub-advisory agreement and approval by a majority of the Board of Trustees, including a majority of the Independent Trustees.

The New Advisory Agreements, like the Current Advisory Agreements and the Interim Advisory Agreements, provide that the investment adviser shall not be liable for any error of judgment, mistake of law or any other loss whatsoever suffered by the Trust in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Each New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (1) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of each New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. Each New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of a Fund, or by OCM. Each New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreements, if approved by shareholders, will become effective on or promptly after the Meeting, including any adjournments or postponements thereof. If shareholders of a Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The proposed New Advisory Agreements are attached hereto as Exhibits A-1, A-2 and A-3. The description of the proposed New Advisory Agreements in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibits A-1, A-2 and A-3.

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The Current Advisory Agreements

  The Current Advisory Agreement on behalf of the Oakhurst Fixed Income Fund is dated December 29, 2020, and was approved by the Board of Trustees, including a majority of Independent Trustees, on November 13, 2020. The Current Advisory Agreement was approved by Fund shareholders on December 28, 2020. Under the Current Advisory Agreement, OCM received from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund, subject to any fee waivers by OCM under an expense limitation agreement. During the fiscal year ended August 31, 2020, the Fund accrued $427,856 in advisory fees of which $234,598 were waived by First Western Capital Management Company, the previous investment adviser of the Funds until November 16, 2020 (“First Western”), pursuant to the expense limitation agreement between First Western and the Fund. For the fiscal year ended August 31, 2020, First Western received $193,258 in advisory fees under its previous advisory agreement with the Fund.

  The Current Advisory Agreement on behalf of the Oakhurst Short Duration Bond Fund is dated December 29, 2020, and was approved by the Board of Trustees, including a majority of Independent Trustees, on November 13, 2020. The Current Advisory Agreement was approved by Fund shareholders on December 28, 2020. Under the Current Advisory Agreement, OCM received from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the Fund, subject to any fee waivers by OCM under an expense limitation agreement. During the fiscal year ended August 31, 2020, the Fund accrued $380,136 in advisory fees of which $83,691 were waived by First Western pursuant to the expense limitation agreement between First Western and the Fund. For the fiscal year ended August 31, 2020, First Western received $296,445 in advisory fees under its previous advisory agreement with the Fund.

  The Current Advisory Agreement on behalf of the Oakhurst Short Duration High Yield Credit Fund is dated December 29, 2020, and was approved by the Board of Trustees, including a majority of Independent Trustees, on November 13, 2020. The Current Advisory Agreement was approved by Fund shareholders on December 28, 2020. Under the Current Advisory Agreement, OCM received from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund, subject to any fee waivers by OCM under an expense limitation agreement. During the fiscal year ended August 31, 2020, the Fund accrued $313,939 in advisory fees of which $140,433 were waived by First Western pursuant to the expense limitation agreement between First Western and the Fund. For the fiscal year ended August 31, 2020, First Western received $173,506 in advisory fees under its previous advisory agreement with the Fund.

The Interim Advisory Agreements

The Board of Trustees, including a majority of the Independent Trustees, at a meeting held by video conference on June 10, 2021, also approved the Interim Advisory Agreements between OCM and the Trust, on behalf of each Fund, pursuant to which OCM was appointed on an interim

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basis to continue to provide investment management services to the Funds following the closing of the Transaction. The terms of the Interim Advisory Agreements and OCM’s obligations thereunder are substantially similar to the Current Advisory Agreements, except for the effective date and term and the escrow requirements of the advisory fees until the New Advisory Agreements are approved, and certain other exceptions. While the advisory fees and the expense limitations under the Interim Advisory Agreements are identical to those applicable to OCM under the Current Advisory Agreements, any advisory fees payable to OCM are being accrued daily and paid by the Trust into an interest-bearing escrow account, to be released to OCM upon shareholder approval of the New Advisory Agreements with OCM. If shareholders do not approve the New Advisory Agreements, OCM shall be entitled to the lesser of: (i) any costs incurred in performing the Interim Advisory Agreements (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof). OCM will pay FMI any accrued sub-advisory fees from its advisory fees received under the Interim Advisory Agreements. The Interim Advisory Agreements provide that they will remain in effect for no greater than 150 days or until new advisory and sub-advisory agreements are entered into with respect to the Funds. An Interim Advisory Agreement may be terminated at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, by vote of the Board of Trustees on ten (10) days written notice to the adviser, or by OCM on sixty (60) days written notice to the Trust. Each Interim Advisory Agreement will also terminate automatically in the event of its assignment. If Proposals 1 and 2 are approved with respect to a Fund, then the Fund’s Interim Advisory Agreement and Interim Sub-Advisory Agreement will be terminated with respect to that Fund in connection with the effectiveness of the Fund’s New Advisory Agreement and New Sub-Advisory Agreement.

Information About OCM

OCM, is a Delaware limited liability company jointly owned by Lido and F/m Acceleration with a principal address of 1875 Century Park East, Suite 950, Los Angeles, California 90067. Lido is a registered adviser that is owned by Charlesbank Equity Fund X, Limited Partnership, Lido OffShore X, LP, Jason J. Ozur and Kenneth A. Stern. F/m Acceleration is a privately-owned asset management company. As of June 30, 2021, OCM has assets under management of $826,725,685.

The names and titles of the principal executive officers of OCM are set forth below.

Name	Principal Occupation
Alexander R. Morris	President
David L. Littleton	Chief Executive Officer
Matthew A. Swendiman, CFA	Chairman
Barry P. Julien	Chief Investment Officer
Christopher L. Payne	Chief Compliance Officer

Section 15(f) of the 1940 Act

The parties to the Transaction intend for it to fall within the “safe harbor” provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company

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(or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, if two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company because of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Lido or OCM of any circumstances arising from the Transaction that might result in the imposition of an unfair burden on the Funds. Moreover, subject to applicable law and applicable fiduciary duties, OCM, Lido, and their principals (each, a “Transaction Party”), have each agreed, to the extent within their control, to use their reasonable efforts to ensure that the Transaction meets the requirements of the provisions of Section 15(f) of the 1940 Act. In furtherance of the foregoing, subject to applicable law and the fiduciary duties of each Transaction Party, each Transaction Party has agreed to take such actions as are reasonably within its control to ensure that no unfair burden is imposed on the Funds because of the Transaction.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. In order to meet this condition, OCM will use its reasonable best efforts to ensure that the Board maintains a sufficient number of independent persons.

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreements at an in-person meeting held on August 2, 2021. In making the determination to recommend approval of the New Advisory Agreements to shareholders of the Funds, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreements and to determine that each New Advisory Agreement would be in the best interests of each Fund and its shareholders. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by OCM and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of Lido, OCM and FMI. The Board of Trustees gave substantial weight to the fact that: (i) the responsibilities of OCM under the New Advisory Agreements will be similar to its responsibilities under the Current Advisory Agreements; (ii) the level or quality of advisory services provided to the Funds will not be materially affected as a result of the New Advisory Agreements; (iii) the same personnel who currently provide investment advisory services to the Funds will continue to do so upon shareholder approval of the New

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Advisory Agreements and New Sub-Advisory Agreements; and (iv) the advisory fee payable by each Fund will be at the same rate as the advisory fee now payable by each Fund.

Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approvals of the New Advisory Agreements.

Given that the portfolio management team would remain the same under the New Advisory Agreements as was currently in place, the Trustees considered both short-term and long-term investment performance of the Funds. Each Fund’s performance was compared to its performance benchmark and to that of similar mutual funds. The Trustees also considered the scope and quality of the in-house capabilities of OCM and other resources that OCM would dedicate to performing services for the Funds. The quality of administrative and other services, including OCM’s role in coordinating the activities of the Funds’ other service providers, including FMI, was considered in light of the Funds’ continued need to adhere to its investment policies as well as applicable laws and regulations and to maintain a robust compliance program. The Trustees also considered the business reputation of OCM and its affiliates, the qualifications of its key investment and compliance personnel, its financial resources and the joint venture arrangement between Lido and F/m Acceleration.

In reviewing the fees payable under the New Advisory Agreements, the Trustees noted that such fees would be identical as those payable under the Current Advisory Agreements and the Interim Advisory Agreements. The Trustees considered certain information comparing the advisory fee and overall expense level of each Fund with those of similar mutual funds, according to information derived from Morningstar, Inc.. The Trustees also considered information concerning OCM’s estimated profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees to be paid by the Funds, but also so-called “fallout” benefits to be received by OCM and its affiliates. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of each of the Funds over various periods ended March 30, 2021, the portfolio management team had provided quality services to the Funds and it was expected that OCM would continue to provide such quality services, especially given that the Funds’ portfolio managers would remain the same under the New Advisory Agreements; (ii) the investment advisory fees payable to OCM by each Fund, which would remain the same as the advisory fees paid under the Current Advisory Agreements, are competitive with similar mutual funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services to be provided by OCM and other services provided to shareholders; (iii) the total operating expense ratio (after waivers) of each Fund is competitive with the average expense ratio for similar mutual funds, according to statistics derived from Morningstar, Inc.; (iv) OCM’s contractual commitment to cap overall operating expenses of the Funds through advisory fee waivers and/or expense reimbursements is the same as that under the current expense limitation agreement, which contractual commitment has enabled each Fund to further increase returns for

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shareholders; and (v) the level of OCM’s estimated profitability and “fall out” benefits with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreements and each Trustee weighed the various factors as he or she deemed appropriate. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of each New Advisory Agreement is in the best interests of each Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services provided by OCM, and the fees to be paid to OCM under each of the New Advisory Agreements will be substantially identical to the scope, quality and nature of services provided, and fees paid, under each of the Current Advisory Agreements and the Interim Advisory Agreements. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of each of the New Advisory Agreements was in the best interest of the Funds and their shareholders and recommended approval of each of the New Advisory Agreements to the Funds’ shareholders.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Advisory Agreement on behalf of that Fund.

PROPOSAL 2: To approve, with respect to each Fund, a proposed new Investment SUB-Advisory Agreement with F/m Investments, LLC.

Since December 29, 2020, OCM has served as the investment adviser and FMI has served as the sub-adviser to each of the Funds of the Trust. OCM is jointly owned by Lido and F/m Acceleration, LLC (which is also the parent company of FMI). On May 24, 2021, Lido announced that it would be entering into a strategic partnership with Charlesbank, whereby the Charlesbank Equity Fund X, LP would provide capital financing to Lido (the “Transaction”). The Transaction, which closed on June 15, 2021, resulted in a change in “control” of Lido (as defined in the 1940 Act) and the automatic termination of the Current Sub-Advisory Agreements among FMI, OCM and the Trust. On June 10, 2021, the Board of Trustees of the Trust approved the Interim Sub-Advisory Agreements between OCM, FMI and the Trust, on behalf of each Fund. The Interim Sub-Advisory Agreements have the same material terms and fee arrangements as the Current Sub-Advisory Agreements, and became effective upon the closing of the Transaction on June 15, 2021.

The persons who were responsible for the portfolio management of the Funds prior to the Transaction, Barry P. Julien and Ashish Shah, continue to manage the Funds in accordance with the Funds’ current investment objectives and principal investment strategies. In connection with the Transaction, the Board of Trustees of the Trust approved the New Sub-Advisory Agreements among OCM, FMI and the Trust, on behalf of the Funds. The 1940 Act requires that the Funds obtain shareholder approval of each Fund’s New Sub-Advisory Agreement. Approval of the New Sub-Advisory Agreements will not change the advisory fees the Funds pay or the sub-advisory

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fees that OCM pays FMI or the investment strategies and processes that are currently used to manage the Funds. For each Fund, shareholder approval of the New Sub-Advisory Agreement with FMI (Proposal 2) is contingent on shareholder approval of the New Advisory Agreement with OCM (Proposal 1).

The New Sub-Advisory Agreements

The Board of Trustees, including a majority of the Independent Trustees, at an in-person meeting held on August 2, 2021, approved the New Sub-Advisory Agreements pursuant to which FMI will provide investment management services to the Funds following shareholder approval thereof. The terms and conditions of the New Sub-Advisory Agreements are substantially identical in all material respects to those of the Current Sub-Advisory Agreements and the Interim Sub-Advisory Agreements and differ only with respect to the new effective date and termination date and a change in the address of FMI, each of which the Trust’s management deems to be immaterial.

Under the New Sub-Advisory Agreements, FMI will, subject to the supervision and control of the Board of Trustees, manage the investment and reinvestment of the assets of all or a portion of each Fund allocated by OCM to FMI from time to time. FMI will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. FMI also will also buy, sell and trade in stocks, bonds and other investments, on behalf of the Funds, and establish, maintain and trade in brokerage accounts for and in the name of the Funds, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of each Fund. Under each New Sub-Advisory Agreement, the sub-advisory fee to be paid by OCM to FMI with respect to each Fund will be equal to 2.5 basis points (0.025%) of the Fund’s average daily net assets, which is identical to the sub-advisory fee paid under the Current Sub-Advisory Agreements and the Interim Sub-Advisory Agreements. The sub-advisory fee is reduced on a pro-rata basis to the extent that OCM reduces its advisory fees or reimburses expenses of the Funds.

The New Sub-Advisory Agreements, like the Current Sub-Advisory Agreements and the Interim Sub-Advisory Agreements, provide that the investment sub-adviser shall not be liable for any error of judgment, mistake of law or any other loss whatsoever suffered by the Trust in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Each New Sub-Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (1) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of each New Sub-Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. Each New Sub-Advisory Agreement may be terminated at any time, on 60 days’ written notice to FMI, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of a Fund, or by OCM as the investment adviser, or by FMI on 60 days written notice to the Trust. Each New Sub-Advisory Agreement automatically terminates in the event of its

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assignment, as defined by the 1940 Act and the rules thereunder, or upon termination of the New Advisory Agreement for that Fund.

The New Sub-Advisory Agreements, if approved by shareholders, will become effective on or promptly after the Meeting, including any adjournments or postponements thereof. If shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The proposed New Sub-Advisory Agreements are attached hereto as Exhibits B-1, B-2 and B-3. The description of the proposed New Sub-Advisory Agreements in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibits B-1, B-2 and B-3.

The Current Sub-Advisory Agreements

The Current Sub-Advisory Agreement for each Fund is dated December 29, 2020, and was approved by the Board of Trustees, including a majority of Independent Trustees, on November 13, 2020. The Current Sub-Advisory Agreements were approved by each Fund’s shareholders on December 28, 2020. Under the Current Sub-Advisory Agreements, FMI is paid by OCM (not the funds) a fee equal to the annual rate of 0.025% of each Fund’s average daily net assets. The sub-advisory fee paid to FMI is reduced on a pro-rata basis to the extent that OCM reduces its advisory fees or reimburses expenses of the Funds under OCM’s expense limitation agreement with the Funds. Prior to December 29, 2020, the Funds were managed only by an investment adviser and did not have a sub-adviser.

The Interim Sub-Advisory Agreements

The Board of Trustees, including a majority of the Independent Trustees, at a meeting held by video conference on June 10, 2021, also approved the Interim Sub-Advisory Agreements between OCM, FMI and the Trust, on behalf of each Fund, pursuant to which FMI was appointed on an interim basis to continue to provide investment management services to the Funds following the closing of the Transaction. The terms of the Interim Sub-Advisory Agreements and FMI’s obligations thereunder are substantially similar to the Current Sub-Advisory Agreements, except for the effective date and term and the escrow requirements of the sub-advisory fees until the New Sub-Advisory Agreements are approved. OCM will pay FMI any accrued sub-advisory fees from its advisory fees received under the Interim Advisory Agreements. While the sub-advisory fees under the Interim Sub-Advisory Agreements are identical to those appliable to FMI under the Current Sub-Advisory Agreements, any sub-advisory fees payable by OCM to FMI are being accrued daily and paid by OCM into an interest-bearing escrow account, to be released to FMI upon shareholder approval of the New Sub-Advisory Agreements with FMI. If shareholders do not approve the New Sub-Advisory Agreements, FMI shall be entitled to the lesser of: (i) any costs incurred in performing the Interim Sub-Advisory Agreements (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof). The Interim Sub-Advisory Agreements provide that they will remain in effect for no greater than 150 days or until new advisory and sub-advisory agreements are entered into with respect to the Funds. An Interim Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, by OCM as the investment adviser, or by vote of the

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Board of Trustees on ten (10) days written notice to the adviser, or by FMI on sixty (60) days written notice to the Trust. Each Interim Sub-Advisory Agreement will also terminate automatically in the event of its assignment. If Proposals 1 and 2 are approved with respect to a Fund, then the Fund’s Interim Advisory Agreement and Interim Sub-Advisory Agreement will be terminated with respect to that Fund in connection with the effectiveness of the Fund’s New Advisory Agreement and New Sub-Advisory Agreement.

Information About FMI

F/m Investments, LLC, located at 3050 K Street, N.W., Suite 201, Washington, DC 20007, was founded in 2019. FMI is the investment arm of, and is wholly owned by, F/m Acceleration, LLC (“FMA”). FMA is owned by DCincy, LLC, a Delaware limited liability company, and The 4100 Group, a Michigan limited liability company (“4100 Group”). DCincy is owned in equal parts by Alexander Morris, David Littleton and Matthew Swendiman. The 4100 Group is a for-profit investment firm of Delta Dental of Michigan and Ohio.

As of June 30, 2021, FMI manages $1.4 billion. In addition to its service as sub-advisor to the Funds, FMI serves as investment adviser to one registered investment company: F/m Investments Large Cap Focused Fund (IAFLX).

The names and titles of the principal executive officers of FMI are set forth below.

Name	Principal Occupation
Alexander R. Morris	President
David L. Littleton	Chief Executive Officer
Matthew A. Swendiman, CFA	Chairman and Chief Compliance Officer
Barry P. Julien	Chief Investment Officer

Portfolio Managers

The current portfolio management team will remain in place for each Fund under the New Sub-Advisory Agreements. Additional information about each portfolio manager is provided below:

Barry P. Julien, CFA® – Mr. Julien is Chief Investment Officer of FMI. Prior to November 16, 2020, he was Managing Director and Chief Investment Officer of First Western and lead portfolio manager on First Western’s investment grade strategies. Prior to joining First Western, Mr. Julien was President and Chief Investment Officer at McKee Investment Management, and subsequently a Principal at Stonebridge Capital Management where he managed the company’s fixed income portfolio. Mr. Julien graduated cum laude from the University of California at San Diego with a BA in Economics and he earned his MBA from the Haas School of Business at the University of California at Berkeley where he was awarded the Sutro Fellowship in Finance. He is a CFA charterholder and a member of CFA® Society of Los Angeles. Mr. Julien has been responsible for the day-to-day management of each Fund since its respective inception date.

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Ashish Shah – Mr. Shah is Portfolio Manager of FMI. Prior to November 16, 2020, he was a Credit Analyst at First Western where he was responsible for co-managing the Short Duration Investment Grade strategy as well as the firm’s high yield credit strategies. Previously, Mr. Shah was a Research and Strategic Planning Consultant at Sun Microsystems and a Product Manager for Escalate, an enterprise software company. Prior to his operational roles, he was an Equity Research Associate at JP Morgan Chase. He earned a dual B.A. in Economics and Environmental Science from the University of California, Berkeley and a M.B.A. from the University of Southern California where he was a recipient of the Guildford C. Babcock Endowed Scholarship. Mr. Shah has been responsible for the day-to-day management of the Short Duration Bond Fund since December 2015 and the High Yield Credit Fund since its inception as of October 2015.

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Sub-Advisory Agreements at an in-person meeting held on August 2, 2021. In making the determination to recommend approval of the New Sub-Advisory Agreements to shareholders of the Funds, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Sub-Advisory Agreements and to determine that each New Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by FMI and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of Lido, OCM and FMI. The Board of Trustees gave substantial weight to the fact that: (i) the same personnel who currently provide investment advisory services to the Funds will continue to do so upon shareholder approval of the New Advisory Agreements and New Sub-Advisory Agreements; (ii) the principal investment objectives and principal investment strategies of the Funds will not change as a result of the entering into of the New Advisory Agreements and the New Sub-Advisory Agreements; and (iii) the aggregate compensation to be received by OCM and FMI under a Fund’s New Advisory Agreement and the New Sub-Advisory Agreement, respectively, would be identical as the compensation received by OCM and FMI under the Fund’s Current Advisory Agreement and Current Sub-Advisory Agreement.

Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approvals of the New Sub-Advisory Agreements.

Given that the portfolio management team would remain the same under the New Sub-Advisory Agreements as was currently in place, the Trustees considered both short-term and long-term investment performance of the Funds. Each Fund’s performance was compared to its performance benchmark and to that of similar mutual funds. The Trustees also considered the scope and quality of the in-house capabilities of FMI and other resources that FMI would continue to dedicate to performing services for the Funds. The Trustees also considered the business reputation of FMI and its affiliates, the qualifications of its key investment and compliance personnel, its financial resources and the joint venture arrangement between Lido and F/m Acceleration.

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In reviewing the fees under the New Sub-Advisory Agreements, the Trustees noted that such fees would continue to be paid out of the advisory fees to be paid by the Funds to OCM. The Trustees also considered information concerning FMI’s estimated profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory and sub-advisory fees. For these purposes, the Trustees took into account not only the fees to be paid by OCM to FMI for managing the Funds, but also so-called “fallout” benefits to be received by FMI and its affiliates. In evaluating the proposed sub-advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of each of the Funds over various periods ended September 30, 2020, the portfolio management team had provided quality portfolio management services to the Funds and it was expected that FMI would continue to provide such quality portfolio management services, especially given that the Funds’ portfolio managers would remain the same after the Transaction; (ii) the fees to be paid by OCM to FMI would continue to be paid out of the advisory fees to be paid by the Funds to OCM; (iii) the total operating expense ratio (after waivers) of each Fund, of which the sub-advisory fees are a part, is competitive with the average expense ratio for similar mutual funds, according to statistics derived from Morningstar, Inc.; and (iv) the level of FMI’s and its affiliates’ estimated profitability and “fall out” benefits with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to their deliberations to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Sub-Advisory Agreements and each Trustee weighed the various factors as he or she deemed appropriate. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of each New Sub-Advisory Agreement is in the best interests of each Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by FMI, and the fees to be paid by OCM to FMI from the advisory fees to be paid by the Funds to OCM under each of the New Sub-Advisory Agreements will be substantially identical to the scope, quality and nature of services provided, and fees paid, under each of the Current Sub-Advisory Agreements. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of each of the New Sub-Advisory Agreements was in the best interest of the Funds and their shareholders and recommended approval of each of the New Sub-Advisory Agreements to the Funds’ shareholders.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Sub-Advisory Agreement on behalf of that Fund.

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PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on July 22, 2021 (the “Record Date”) as the record date for determining shareholders of each of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 12,587,488.338 outstanding shares of beneficial interest of the Oakhurst Fixed Income Fund, 12,785,987.746 outstanding shares of beneficial interest of the Oakhurst Short Duration Bond Fund and 9,925,390.707 outstanding shares of beneficial interest of the Oakhurst Short Duration High Yield Credit Fund. Each share of a Fund is entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Funds. Accounts with an asterisk may be deemed to control a Fund by virtue of owning more than 25% of the outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

Investor Name and Address	Oakhurst Fixed Income Fund	Oakhurst Short Duration Bond Fund	Oakhurst Short Duration High Yield Credit Fund
MITRA & Co. FBO 89 c/o Reliance Trust Company 4900 West Brown Deer Road Milwaukee, Wisconsin 53223	8.89%	45.62%*	N/A
MARIL & Co. FBO 89 c/o Reliance Trust Company 4900 West Brown Deer Road Milwaukee, Wisconsin 53223	54.59%*	44.17%*	N/A
National Financial Services LLC NFS LLC FEBO 499 Washington Boulevard Jersey City, New Jersey 07310	N/A	N/A	90.20%*
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	N/A	5.98%	N/A
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Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. A quorum is present if more than 50% of the outstanding shares entitled to vote at the meeting are represented at the meeting. Proposal 1 requires a vote of a majority of the outstanding shares of a Fund to approve the Fund’s New Advisory Agreement. Proposal 2 requires a vote of a majority of the outstanding shares of a Fund to approve the Fund’s New Sub-Advisory Agreement. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of a Fund’s outstanding shares. Proxy cards properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum for a Fund is not present at the Meeting, the vote of a majority of shares present is sufficient for adjournment of the Meeting to a later date. If a quorum for a Fund is present at the Meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies or their substitutes may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. The persons named as proxies or their substitutes will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

Abstentions are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. Accordingly, abstentions on a proposal effectively will be a vote against the proposal.

All Trustees and officers as a group owned of record or beneficially less than 1% of each Fund’s outstanding shares on the Record Date.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE FUNDS

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Funds’ principal underwriter and, as such, is the exclusive agent for distribution of the Funds’ shares. The Underwriter is obligated to sell shares of the Funds on a best-efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Funds. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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Independent Registered Public Accounting Firm

The Committee and the Board of Trustees have selected Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending August 31, 2021. Representatives of Cohen are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Cohen are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Annual and Semi-Annual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the most recent annual or semi-annual report, please call us toll free at 1-800-292-6775, or write to Linda J. Hoard, Secretary, F/m Funds Trust, 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

OTHER MATTERS

Shareholder Proposals

As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the 1940 Act or the Declaration of Trust, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Linda J. Hoard, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Funds, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee. Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

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Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Funds have received different instructions from one or more of the shareholders. The Funds will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Funds, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to F/m Funds Trust, 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246, call the Funds toll-free at 1-800-292-6775, or e-mail the Funds at fulfillment@ultimusfundsolutions.com.

By Order of the Board of Trustees,

Linda J. Hoard

Secretary

Date: August 6, 2021

Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

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EXHIBIT A-1: PROPOSED NEW INVESTMENT ADVISORY AGREEMENT – FIXED INCOME FUND

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the ___ day of September, 2021 by and between Oakhurst Capital Management, LLC (the “Investment Adviser”), a Delaware limited liability company, and F/m Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Fixed Income Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 7 herein.

30

3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund
31

or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

7.	Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

8.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

9.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

10.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the
32

Act and any regulations or interpretations of the Commission thereunder.

11.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” or “F/m.” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

12.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.50% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

13.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

14.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other
33

individual or entity.

15.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

16.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

17.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

F/M FUNDS TRUST

By:

Oakhurst CAPITAL MANAGEMENT, LLC

By:

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EXHIBIT A-2: PROPOSED NEW INVESTMENT ADVISORY AGREEMENT – SHORT DURATION BOND FUND

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the ___ day of September, 2021 by and between Oakhurst Capital Management, LLC (the “Investment Adviser”), a Delaware limited liability company, and F/m Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Short Duration Bond Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 7 herein.

35

3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund
36

or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

7.	Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

8.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

9.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

10.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the
37

Act and any regulations or interpretations of the Commission thereunder.

11.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” or “F/m.” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

12.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.75% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

13.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

14.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other
38

individual or entity.

15.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

16.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

17.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

F/M FUNDS TRUST

By:

Oakhurst CAPITAL MANAGEMENT, LLC

By:

39

EXHIBIT A-3: PROPOSED NEW INVESTMENT ADVISORY AGREEMENT – SHORT DURATION HIGH YIELD CREDIT FUND

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the __ day of September, 2021 by and between Oakhurst Capital Management, LLC (the “Investment Adviser”), a Delaware limited liability company, and F/m Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Short Duration High Yield Credit Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 7 herein.

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3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund
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or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

7.	Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

8.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

9.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

10.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the
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Act and any regulations or interpretations of the Commission thereunder.

11.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” or “F/m.” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

12.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.75% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

13.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

14.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other
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individual or entity.

15.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

16.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

17.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

F/M FUNDS TRUST

By:

Oakhurst CAPITAL MANAGEMENT, LLC

By:

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EXHIBIT B-1: PROPOSED NEW SUB-ADVISORY AGREEMENT – FIXED INCOME FUND

SUB-ADVISORY AGREEMENT AMONG

OAKHURST CAPITAL MANAGEMENT, LLC,

F/M INVESTMENTS, LLC AND

F/M FUNDS TRUST

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of September __, 2021, is entered into by and among Oakhurst Capital Management, LLC, a Delaware limited liability company, with its principal office and place of business at 1875 Century Park East, Suite 960, Los Angeles, CA 90067 (the “Adviser”), F/m Investments, LLC, doing business as Oakhurst Capital Advisors, a Delaware limited liability company, with its principal office and place of business at 3050 K Street NW, Suite 201, Washington, DC 20007 (the “Sub-Adviser”) and F/m Funds Trust, an Ohio business trust, with its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Trust”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September __, 2021 (the “Advisory Agreement”) with the Trust on behalf of the Oakhurst Fixed Income Fund (the “Fund”); and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series; and

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Trust has retained the Adviser to act as the investment adviser for the Fund; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

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WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

a.       The Adviser hereby appoints and employs the Sub-Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Adviser to the Sub-Adviser from time to time and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

b.      In connection therewith, the Sub-Adviser has received copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended, and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund; and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Sub-Adviser: (x) a copy of the resolutions of the Board appointing the Sub-Adviser as a sub-adviser to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

c.     The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the

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Registration Statement. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISER

In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser (i) shall, as relevant, cause all service providers to the Trust to furnish information to the Sub-Adviser and assist the Sub-Adviser as may be required, (ii) shall ensure that the Sub-Adviser has reasonable access to all records and documents relevant to the Fund, the Adviser or any service provider to the Trust, and (iii) shall deliver to the Sub-Adviser copies of all materials relevant to the Sub-Adviser or the Fund that the Adviser provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISER

(a)   The Sub-Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Adviser. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Fund.

(b)   Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the Sub-Adviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

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(c)   The Sub-Adviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board and the Adviser informed of important developments affecting the Trust, the Fund and the Sub-Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Fund’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise; taking into consideration the nature of aspects of Sub-Adviser’s research process. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(d)   The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of the provision of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Trust’s or Adviser’s behalf in any such respect.

(e)   The Sub-Adviser will report to the Board and the Adviser all material matters related to the Sub-Adviser. On an annual basis, the Sub-Adviser shall report on its compliance with its Code and its compliance policies and procedures to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Sub-Adviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Sub-Adviser under the Code and its compliance policies and procedures. The Sub-Adviser will notify the Adviser and the Trust in writing of any change of control of the Sub-Adviser at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, as promptly as possible, and, for changes in control, in any event prior to such change.

(f)   The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940

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Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Trust, or their respective representatives.

(g)   The Sub-Adviser will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(h)   The Sub-Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets under the Sub-Adviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(i)     The Sub-Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

(j)     For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-Adviser will not, with respect to transactions in securities or other assets for the Fund, consult with any other sub-adviser to the relevant Fund or any other series of the Trust.

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SECTION 4. COMPENSATION; EXPENSES

(a)   In consideration of the foregoing, the Adviser shall pay the Sub-Adviser, with respect to the Fund, a fee as specified in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears with payment to be made on or before the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination. The Sub-Adviser acknowledges that the Adviser’s obligation to pay the fees to Sub-Adviser is dependent on the Adviser receiving the Adviser’s fee from the Trust for the month.

(b)   During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement.

(c)   No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)   The Adviser shall expect of the Sub-Adviser, and the Sub-Adviser, acting as fiduciary, will give the Adviser and the Trust the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross

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negligence in the performance of the Sub-Adviser’s duties hereunder, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties hereunder.

(b)   The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund given or made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)   The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)   The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)   This Agreement shall become effective with respect to the Fund as of the corresponding effective date indicated in Appendix A; provided, however, that the Agreement has been approved (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)   This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested

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persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)   This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser’s right, or the right of any of the Sub-Adviser’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents and warrants to the Adviser that:

(a)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act, the Advisers Act or any other law or regulation from performing the services contemplated by this Agreement;

(c)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)	It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

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SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a)	No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)	This Agreement supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)	If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Sub-Adviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)	Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

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(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser’s obligations under this Agreement.

(j)	The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(k)	Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

THE ADVISER:
OAKHURST CAPITAL MANAGEMENT, LLC
By: _____________________________________
Name:
Title:

THE SUB-ADVISER:
F/M INVESTMENTS, LLC
By: _____________________________________
Name:
Title:

THE TRUST:
F/M FUNDS TRUST
By: _____________________________________
Name:
Title:

54

APPENDIX A

Fund	Sub-Advisory Fee[1]	Effective Date
Oakhurst Fixed Income Fund	0.025%	9/[ ] /2021

1 The average daily net assets of the Fund shall be calculated in the same manner as described in the Fund’s prospectus.

55

EXHIBIT B-2: PROPOSED NEW SUB-ADVISORY AGREEMENT – SHORT DURATION BOND FUND

SUB-ADVISORY AGREEMENT AMONG

OAKHURST CAPITAL MANAGEMENT, LLC,

F/M INVESTMENTS, LLC AND

F/M FUNDS TRUST

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of September __, 2021, is entered into by and among Oakhurst Capital Management, LLC, a Delaware limited liability company, with its principal office and place of business at 1875 Century Park East, Suite 960, Los Angeles, CA 90067 (the “Adviser”), F/m Investments, LLC, doing business as Oakhurst Capital Advisors, a Delaware limited liability company, with its principal office and place of business at 3050 K Street NW, Suite 201, Washington, DC 20007 (the “Sub-Adviser”) and F/m Funds Trust, an Ohio business trust, with its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Trust”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September __, 2021 (the “Advisory Agreement”) with the Trust on behalf of the Oakhurst Short Duration Bond Fund (the “Fund”); and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series; and

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Trust has retained the Adviser to act as the investment adviser for the Fund; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

56

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

a.	The Adviser hereby appoints and employs the Sub-Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Adviser to the Sub-Adviser from time to time and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

b.	In connection therewith, the Sub-Adviser has received copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended, and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund; and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Sub-Adviser: (x) a copy of the resolutions of the Board appointing the Sub-Adviser as a sub-adviser to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

c.	The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the
57

Registration Statement. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISER

In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser (i) shall, as relevant, cause all service providers to the Trust to furnish information to the Sub-Adviser and assist the Sub-Adviser as may be required, (ii) shall ensure that the Sub-Adviser has reasonable access to all records and documents relevant to the Fund, the Adviser or any service provider to the Trust, and (iii) shall deliver to the Sub-Adviser copies of all materials relevant to the Sub-Adviser or the Fund that the Adviser provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISER

(a)	The Sub-Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Adviser. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Fund.

(b)	Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the Sub-Adviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.
58

(c)	The Sub-Adviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board and the Adviser informed of important developments affecting the Trust, the Fund and the Sub-Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Fund’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise; taking into consideration the nature of aspects of Sub-Adviser’s research process. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(d)	The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of the provision of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Trust’s or Adviser’s behalf in any such respect.

(e)	The Sub-Adviser will report to the Board and the Adviser all material matters related to the Sub-Adviser. On an annual basis, the Sub-Adviser shall report on its compliance with its Code and its compliance policies and procedures to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Sub-Adviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Sub-Adviser under the Code and its compliance policies and procedures. The Sub-Adviser will notify the Adviser and the Trust in writing of any change of control of the Sub-Adviser at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, as promptly as possible, and, for changes in control, in any event prior to such change.

(f)	The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained,
59

in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Trust, or their respective representatives.

(g)	The Sub-Adviser will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(h)	The Sub-Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets under the Sub-Adviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(i)	The Sub-Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

(j)	For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-Adviser will not, with respect to transactions in securities or other assets for the Fund, consult with any other sub-adviser to the relevant Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a)	In consideration of the foregoing, the Adviser shall pay the Sub-Adviser, with respect to the Fund, a fee as specified in Appendix A hereto. Such fees shall be accrued by the Adviser
60

daily and shall be payable monthly in arrears with payment to be made on or before the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination. The Sub-Adviser acknowledges that the Adviser’s obligation to pay the fees to Sub-Adviser is dependent on the Adviser receiving the Adviser’s fee from the Trust for the month.

(b)	During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement.

(c)	No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)	The Adviser shall expect of the Sub-Adviser, and the Sub-Adviser, acting as fiduciary, will give the Adviser and the Trust the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties hereunder, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties hereunder.

(b)	The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether
61

oral or written, with respect to the Fund given or made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)	The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)	The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)	This Agreement shall become effective with respect to the Fund as of the corresponding effective date indicated in Appendix A; provided, however, that the Agreement has been approved (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)	This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)	This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting
62

securities of the Fund or by the Adviser on 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser’s right, or the right of any of the Sub-Adviser’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents and warrants to the Adviser that:

(a)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act, the Advisers Act or any other law or regulation from performing the services contemplated by this Agreement;

(c)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)	It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

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SECTION 10. MISCELLANEOUS

(a)	No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)	This Agreement supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)	If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Sub-Adviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)	Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser’s obligations under this Agreement.

(j)	The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

64

(k)	Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

THE ADVISER:
OAKHURST CAPITAL MANAGEMENT, LLC
By: _____________________________________
Name:
Title:

THE SUB-ADVISER:
F/M INVESTMENTS, LLC
By: _____________________________________
Name:
Title:

THE TRUST:
F/M FUNDS TRUST
By: _____________________________________
Name:
Title:

65

APPENDIX A

Fund	Sub-Advisory Fee[1]	Effective Date
Oakhurst Short Duration Bond Fund	0.025%	9/[ ] /2021

1 The average daily net assets of the Fund shall be calculated in the same manner as described in the Fund’s prospectus.

66

EXHIBIT B-3: PROPOSED NEW SUB-ADVISORY AGREEMENT – SHORT DURATION HIGH YIELD CREDIT FUND

SUB-ADVISORY AGREEMENT AMONG

OAKHURST CAPITAL MANAGEMENT, LLC,

F/M INVESTMENTS, LLC AND

F/M FUNDS TRUST

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of September __, 2021, is entered into by and among Oakhurst Capital Management, LLC, a Delaware limited liability company, with its principal office and place of business at 1875 Century Park East, Suite 960, Los Angeles, CA 90067 (the “Adviser”), F/m Investments, LLC, doing business as Oakhurst Capital Advisors, a Delaware limited liability company, with its principal office and place of business at 3050 K Street NW, Suite 201, Washington, DC 20007 (the “Sub-Adviser”) and F/m Funds Trust, an Ohio business trust, with its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Trust”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September __, 2021 (the “Advisory Agreement”) with the Trust on behalf of the Oakhurst Short Duration High Yield Credit Fund (the “Fund”); and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series; and

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Trust has retained the Adviser to act as the investment adviser for the Fund; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

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WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

a.	The Adviser hereby appoints and employs the Sub-Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Adviser to the Sub-Adviser from time to time and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

b.	In connection therewith, the Sub-Adviser has received copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended, and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund; and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Sub-Adviser: (x) a copy of the resolutions of the Board appointing the Sub-Adviser as a sub-adviser to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

c.	The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the
68

Registration Statement. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISER

In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser (i) shall, as relevant, cause all service providers to the Trust to furnish information to the Sub-Adviser and assist the Sub-Adviser as may be required, (ii) shall ensure that the Sub-Adviser has reasonable access to all records and documents relevant to the Fund, the Adviser or any service provider to the Trust, and (iii) shall deliver to the Sub-Adviser copies of all materials relevant to the Sub-Adviser or the Fund that the Adviser provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISER

(a)	The Sub-Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Adviser. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Fund.

(b)	Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the Sub-Adviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.
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(c)	The Sub-Adviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board and the Adviser informed of important developments affecting the Trust, the Fund and the Sub-Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Fund’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise; taking into consideration the nature of aspects of Sub-Adviser’s research process. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(d)	The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of the provision of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Trust’s or Adviser’s behalf in any such respect.

(e)	The Sub-Adviser will report to the Board and the Adviser all material matters related to the Sub-Adviser. On an annual basis, the Sub-Adviser shall report on its compliance with its Code and its compliance policies and procedures to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Sub-Adviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Sub-Adviser under the Code and its compliance policies and procedures. The Sub-Adviser will notify the Adviser and the Trust in writing of any change of control of the Sub-Adviser at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, as promptly as possible, and, for changes in control, in any event prior to such change.

(f)	The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained,
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in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Trust, or their respective representatives.

(g)	The Sub-Adviser will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(h)	The Sub-Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets under the Sub-Adviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(i)	The Sub-Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

(j)	For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-Adviser will not, with respect to transactions in securities or other assets for the Fund, consult with any other sub-adviser to the relevant Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a)	In consideration of the foregoing, the Adviser shall pay the Sub-Adviser, with respect to the Fund, a fee as specified in Appendix A hereto. Such fees shall be accrued by the Adviser
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daily and shall be payable monthly in arrears with payment to be made on or before the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination. The Sub-Adviser acknowledges that the Adviser’s obligation to pay the fees to Sub-Adviser is dependent on the Adviser receiving the Adviser’s fee from the Trust for the month.

(b)	During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement.

(c)	No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)	The Adviser shall expect of the Sub-Adviser, and the Sub-Adviser, acting as fiduciary, will give the Adviser and the Trust the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties hereunder, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties hereunder.

(b)	The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether
72

oral or written, with respect to the Fund given or made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)	The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)	The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)	This Agreement shall become effective with respect to the Fund as of the corresponding effective date indicated in Appendix A; provided, however, that the Agreement has been approved (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)	This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)	This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting
73

securities of the Fund or by the Adviser on 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser’s right, or the right of any of the Sub-Adviser’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents and warrants to the Adviser that:

(a)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act, the Advisers Act or any other law or regulation from performing the services contemplated by this Agreement;

(c)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)	It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

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SECTION 10. MISCELLANEOUS

(a)	No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)	This Agreement supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)	If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Sub-Adviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)	Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser’s obligations under this Agreement.

(j)	The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

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(k)	Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

THE ADVISER:
OAKHURST CAPITAL MANAGEMENT, LLC
By: _____________________________________
Name:
Title:

THE SUB-ADVISER:
F/M INVESTMENTS, LLC
By: _____________________________________
Name:
Title:

THE TRUST:
F/M FUNDS TRUST
By: _____________________________________
Name:
Title:

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APPENDIX A

Fund	Sub-Advisory Fee[1]	Effective Date
Oakhurst Short Duration High Yield Credit Fund	0.025%	9/[ ] /2021

1 The average daily net assets of the Fund shall be calculated in the same manner as described in the Fund’s prospectus.

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PROXY PROXY

F/m
Mutual Funds

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 14, 2021
225 PICTORIA DRIVE, SUITE 450 CINCINNATI, OHIO 45246

[FUND NAME]

The undersigned shareholder(s), revoking any prior proxies, hereby appoint(s) Justine Buckingham and Dennis Mason or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders (the "Meeting") of the F/m Funds Trust (the "Trust") to be held at the offices of the Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, on Tuesday, September 14, 2021 at 10:00 a.m. Eastern time, and at any or all adjournments or postponements thereof.

This proxy is solicited on behalf of the Trust's Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Your signature is required for your vote to be counted. Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Signature (if held jointly)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(844) 343-2643** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **WWW.OKAPIVOTE.COM/OAKHURST2021** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 14, 2021.

4837-5229-7460, v.1

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW

You may have received more than one proxy card due to multiple investments in separate Funds of the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2021

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/OAKHURST

4837-5229-7460, v.1